EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of December 9, 2013 (this “Amendment”), amends the Credit Agreement dated as of August 18, 2011 among ARCH CAPITAL GROUP LTD., a Bermuda company (“Parent Borrower”), and certain Subsidiaries of the Parent Borrower party thereto (each a “Designated Subsidiary Borrower” and, together with the Parent Borrower, the “Borrowers” and, each a “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), JPMorgan Chase Bank, N.A. (“JPMCB”), as an L/C Administrator and Fronting Bank with respect to the Existing Letters of Credit, and Bank of America, N.A., as Administrative Agent, L/C Administrator and Fronting Bank (the “Credit Agreement”). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.
WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Lenders to extend certain credit facilities to the Borrowers from time to time; and
WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:
1.     AMENDMENTS. Subject to Section 2 hereof, the Credit Agreement shall be amended, effective as of the date hereof, as follows:
1.1    Amendment to Definitions.
(a) Section 1.01 is hereby amended to add the following definitions in proper alphabetical order:
“ACUS” means Arch Capital Group (U.S.) Inc., a Delaware corporation.
“ACUS Guaranty” means the guaranty executed by ACUS guaranteeing the Obligations of the Parent Borrower hereunder.
“Parent Guaranty” means the guaranty executed by the Parent Borrower of the Obligations of ACUS as a Borrower hereunder.
(b)    The definition of “Credit Documents” is amended by inserting the following at the end thereof:
“the Parent Guaranty, the ACUS Guaranty and each Designated Subsidiary Borrower Request and Assumption Agreement”

1.2    Section 2.01(b) of the Credit Agreement is amended by amending and restating clause (i) in its entirety to read as follows:
“(i) each Tranche B Lender severally agrees to make loans in Dollars, Euros or Sterling (each such loan a “Loan”) to the Parent Borrower and ACUS from time to time, on any Business Day, from time to time during the Availability Period in an amount equal to such Tranche B Lender’s Applicable Percentage of the requested Loan”
1.3    Section 2.02 of the Credit Agreement is amended as follows:
(a)    The first sentence of Section 2.02(a) is amended in its entirety to read as follows:
“Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Parent Borrower’s or ACUS’s irrevocable notice to the Administrative Agent, which may be given by telephone”
(b)    Section 2.02 is further amended by replacing the words “Parent Borrower” each time they appear (other than in the first sentence of Section 2.02(a)) with the words “the applicable Borrower”.
1.4    Section 2.04 of the Credit Agreement is amended by amending to read in its entirety as follows:
“2.04    Prepayments; Cash Collateralization.
(a)    The Parent Borrower or ACUS, as applicable, may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. (A) three Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Dollars, (B) four Business Days (or five, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Eurocurrency Rate Loans denominated in Alternative Currencies, and (C) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurocurrency Rate Loans denominated in Dollars shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; (iii) any prepayment of Eurocurrency Rate Loans denominated in Alternative Currencies shall be in a minimum principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iv) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurocurrency Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Tranche B Lender of its receipt of each such notice, and of the amount of such Tranche B Lender’s Applicable Percentage of such prepayment. The Parent Borrower or ACUS, as applicable, shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05.

Each such prepayment shall be applied to the Loans of the Tranche B Lenders in accordance with their respective Applicable Percentages.
(b)    If for any reason the Tranche B Outstandings at any time exceed the aggregate Tranche B Commitments then in effect, the Parent Borrower and/or ACUS, as applicable, shall immediately (or shall cause one or more Designated Subsidiary Borrowers to) prepay Loans and/or Cash Collateralize the Tranche B L/C Obligations in an aggregate amount equal to such excess; provided, however, that neither the Parent Borrower nor ACUS shall be required to Cash Collateralize the Tranche B L/C Obligations pursuant to this Section 2.04(b) unless after the prepayment in full of the Loans the Tranche B Outstandings exceed the aggregate Tranche B Commitments then in effect.
(c)    If the Tranche B Obligations are accelerated pursuant to Section 8.02, and until the final expiration date of all Tranche B Letters of Credit and thereafter so long as any Tranche B L/C Obligations are payable hereunder, the applicable Borrower shall immediately cash collateralize its Tranche B Letters of Credit with Cash and Cash Equivalents in an amount equal to 102% of the outstanding Tranche B L/C Obligations and shall deposit such Cash and Cash Equivalents in a special collateral account pursuant to arrangements satisfactory to the Administrative Agent at the Administrative Agent’s office in the name of the Parent Borrower, ACUS, ARC or ARL, as applicable, but under the sole dominion and control of the Administrative Agent, for the benefit of the Fronting Banks and the Tranche B Lenders.
(d)    Upon the request of the Parent Borrower or ACUS, as applicable, made within two Business Days following any Revaluation Date, the Administrative Agent will, so long as no Default then exists, release Cash Collateral to the Parent Borrower, ACUS or the applicable Designated Subsidiary Borrower, as the case may be, to the extent that such Cash Collateral is no longer required pursuant to Section 2.04(b) or (c), as applicable.
(e)    The Administrative Agent or the Applicable Issuing Party may, at any time and from time to time after the initial deposit of Cash Collateral pursuant to Section 2.04(b) or (c), request additional Cash Collateral to the extent the amount of Cash Collateral provided pursuant thereto is no longer sufficient due to exchange rate fluctuations.
1.5    Section 2.06 of the Credit Agreement is amended by amending to read in its entirety as follows:
“2.06    Repayment of Loans. The Parent Borrower and ACUS, as applicable, shall repay to the Lenders on the Maturity Date the aggregate principal amount of Loans outstanding on such date.”
1.6    Section 2.13 of the Credit Agreement is amended by
(i)    relettering subsections (b), (c) and (d) as (c), (d) and (e);
(ii)    inserting the following as new subsection (b) as follows:

(b)    The Parent Borrower may at any time, upon not less than 10 Business Days’ notice to the Administrative Agent (or such shorter notice as the Administrative Agent may permit), designate any additional Subsidiary of the Parent Borrower (an “Applicant Borrower”) as a Designated Subsidiary Borrower to request Tranche B Loans or Letters of Credit hereunder by delivering to the Administrative Agent (which shall promptly deliver counterparts thereof to each Tranche B Lender) a duly Designated Subsidiary Borrower Request and Assumption Agreement with appropriate changes to reflect whether such Applicant Borrower may request Loans or Letters of Credit). The parties hereto acknowledge and agree that prior to any Applicant Borrower becoming entitled to utilize the Tranche B Commitment the Administrative Agent and the Tranche B Lenders shall have received such supporting resolutions, incumbency certificates, opinions of counsel and other documents or information, in form, content and scope reasonably satisfactory to the Administrative Agent, as may be required by the Administrative Agent or the Tranche B Lenders holding more than 50% of the Tranche B Commitments in their sole discretion. If the Administrative Agent and the Tranche B Lenders agree that an Applicant Borrower shall be entitled to request Loans or Tranche B Letters of Credit hereunder, then promptly following receipt of all such requested resolutions, incumbency certificates, opinions of counsel and other documents or information, the Administrative Agent shall send a Designated Subsidiary Borrower Notice to the Parent Borrower and the Tranche B Lenders specifying the effective date upon which such Applicant Borrower shall constitute a Designated Subsidiary Borrower under the Tranche B Commitment, whereupon each of the Tranche B Lenders agrees to permit such Designated Subsidiary Borrower to request Loans or Tranche B Letters of Credit hereunder, as the case may be, on the terms and conditions set forth herein, and each of the parties agrees that such Designated Subsidiary Borrower otherwise shall be a Borrower for all purposes of this Agreement; provided that no request for a Credit Extension may be submitted by or on behalf of such Designated Subsidiary Borrower until the date five Business Days after such effective date (or such shorter period as may be acceptable to the Tranche B Lenders).
(iii)    amending relettered subsection (e) in its entirety to read as follows:
(e)    The Parent Borrower may from time to time, upon not less than 5 Business Days’ notice from the Parent Borrower to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), terminate a Designated Subsidiary Borrower’s status as such, provided that there are no Letters of Credit issued for the account of such Designated Subsidiary Borrower or other amounts payable by such Designated Subsidiary Borrower on account of any Letters of Credit issued for its account or Loans outstanding to such Designated Subsidiary Borrower, as of the effective date of such termination. Termination of ACUS as a Designated Subsidiary Borrower shall not release ACUS from its obligations under the ACUS Guarantee. The Administrative Agent will promptly notify the Lenders of any such termination of a Designated Subsidiary Borrower’s status.

1.7    Section 6.10 of the Credit Agreement (Financial Strength Rating) is amended by inserting the following at the end thereof:
“; provided, further however, that this covenant shall not apply to ACUS.”
1.8    Section 7.04 of the Credit Agreement (Indebtedness) is amended to read in its entirety as follows:
“7.04    Indebtedness. The Parent Borrower will not permit any of its Subsidiaries (other than ACUS) to create, incur, assume or permit to exist any Indebtedness, or agree, become or remain liable (contingent or otherwise) to do any of the foregoing, except for (i) the Obligations, (ii) Indebtedness under the Long Term L/C Facilities and (iii) Permitted Subsidiary Indebtedness.”
1.9    Schedule 1.01(c) is replaced with Schedule 1.01(c) hereto.
2.     CONSENT. The Tranche B Lenders hereby consent that ACUS shall become a Designated Subsidiary Borrower under the Tranche B Commitment. For the avoidance of doubt, ACUS (i) shall not be entitled to request Tranche B Letters of Credit, (ii) shall not be required to execute a Security Agreement or Control Agreement or otherwise satisfy the conditions set forth in Section 4.02(e) of the Credit Agreement and (iii) shall not be entitled to request any Loan until such time as ACUS has complied with Section 4.02(f)(v) of the Credit Agreement.
3.    CONDITIONS PRECEDENT. The Amendments to the Credit Agreement set forth in Section 1 and the consent in Section 2 shall become effective when each of the conditions precedent set forth in this Section 3 shall have been satisfied (the date of effectiveness being referred to herein as the “Amendment Effective Date”).
3.1    Receipt of Documents. The Administrative Agent shall have received the following documents:
(a)    this Amendment duly executed by the Borrowers, the Administrative Agent and the Required Lenders and the Tranche B Lenders;
(b)    the Parent Guaranty duly executed by the Parent Borrower;
(c)    the ACUS Guaranty duly executed by ACUS;
(d)    a Designated Subsidiary Borrower Request and Assumption Agreement in the form attached as Exhibit A duly executed by Parent Borrower and ACUS;
(e)    an opinion, in form and substance reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent and each of the Lenders from (i) Cahill Gordon & Reindel LLP, special U.S. counsel to the Borrowers with respect to ACUS and (ii) Conyers, Dill & Pearman, special Bermuda counsel to the Parent Borrower;
(f)    a certificate signed by the President, any Vice President, Chief Executive Officer, Chief Financial Officer, Controller or Chief Operating Officer of Parent Borrower

and ACUS, and attested to by the Secretary or any Assistant Secretary of such Borrower, together with (x) copies of its Organizational Documents, (y) the resolutions relating to the Credit Documents and (z) an incumbency certificate evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Credit Documents to which such Borrower is a party; and
(g)    all other documents or materials as the Administrative Agent may reasonably request.
3.2    Compliance with Warranties, No Default, etc. After giving effect to this Amendment, the following statements by each Borrower shall be true and correct (and each Borrower, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and each Lender that such statements are true and correct as at such times):
(a)    the representations and warranties set forth in Article V of the Credit Agreement and in each other Credit Document shall be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and
(b)    no Default or Event of Default shall have then occurred and be continuing.
4.     MISCELLANEOUS.
5.1    Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Credit Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby. Each other Credit Document is hereby ratified, approved and confirmed in each and every respect by each Borrower party thereto.
5.2    Payment of Costs and Expenses. Parent Borrower agrees to pay on demand all reasonable and documented out-of-pocket expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.
5.3    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.
5.4    Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

5.5    Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of a counterpart hereof, or a signature hereto, by facsimile or by email in .pdf or similar format shall be effective as delivery of a manually-executed original counterpart hereof.
5.6    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
5.7    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
5.8    Credit Document. This Amendment is a Credit Document.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
ARCH CAPITAL GROUP LTD.

By:    /s/ W. Preston Hutchings
    Name: W. Preston Hutchings
    Title: SVP & Chief Investment Officer

ARCH REINSURANCE LTD.

By:    /s/ Nicolas Papadopoulo
    Name: Nicolas Papadopoulo
    Title: President & CEO

ARCH REINSURANCE COMPANY

By:    /s/ Timothy J. Olson
    Name: Timothy J. Olson
    Title: President & CEO

ARCH INSURANCE COMPANY

By:    /s/ Thomas J. Ahern
    Name: Thomas J. Ahern
    Title: SVP & Chief Financial Officer

ARCH SPECIALTY INSURANCE COMPANY

By:    /s/ Thomas J. Ahern
    Name: Thomas J. Ahern
    Title: SVP & Chief Financial Officer

ARCH EXCESS & SURPLUS INSURANCE COMPANY

By:    /s/ Thomas J. Ahern
    Name: Thomas J. Ahern
    Title: SVP & Chief Financial Officer

ARCH INSURANCE COMPANY (EUROPE) LIMITED

By:    /s/ Jason Kittinger
    Name: Jason Kittinger
    Title: Finance Director

ARCH REINSURANCE EUROPE UNDERWRITING LIMITED

By:    /s/ Mark Nolan
    Name: Mark Nolan
    Title: CFO

ARCH CAPITAL GROUP (U.S.) INC.

By:    /s/ Thomas J. Ahern
    Name: Thomas J. Ahern
    Title: SVP & Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent, L/C Administrator, Fronting Bank and a Lender

By:    /s/ Tiffany Burgess_____________________
    Name: Tiffany Burgess
    Title: Vice President

JPMORGAN CHASE BANK, N.A., as L/C Administrator, Fronting Bank and a Lender

By:    /s/ Richard Barracato_____________
    Name: Richard Barracato
    Title: Vice President

BARCLAYS BANK PLC

By:    /s/ Dan Broome______________
Name: Dan Broome
    Title: Director

CITIBANK, N.A.

By:    ______________________________________    Name:
    Title:

ING BANK N.V., LONDON BRANCH

By:    /s/ M. E. R. Sharman_________________
    Name: M. E. R. Sharman
    Title: Director
By:    /s/ N. J. Marchant____________________
    Name: N. J. Marchant
    Title: Director

LLOYDS TSB BANK PLC

By:    /s/ Stephen Giacolone_________________
    Name: Stephen Giacolone
    Title: Assistant Vice President—G011

By:    /s/ Dennis McClellan__________________
    Name: Dennis McClellan
    Title: Assistant Vice President—M040

THE BANK OF NEW YORK MELLON

By:    /s/ Michael Pensari____________________
    Name: Michael Pensari
    Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Evan Glass______________________
    Name: Evan Glass
    Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/ Kimberly Shaffer____________________
    Name: Kimberly Shaffer
    Title: Managing Director

SCHEDULE 1.01(c)
FACILITY-WIDE LIABILITY PERCENTAGE
Tranche A

ARL             $251m        50%
ARC            $ 32m        6%
AIC            $ 0.30m    0%
Arch Europe        $ 15m        3%
AREUL        $0m        0%

Tranche B

ACGL            $100m        33%
ACUS            $100m        67%
ARC            $0m        0%
ARL            $0m            0%

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